                                                                    EXHIBIT 10.1



August 22, 2001



John A. Ryan
5001 Red Wolf Lane
Plano, TX 75093


Dear John:

     With respect to your separation agreement and release dated February 22, 2001 with Entrust, Inc., we will extend the consulting period referred to in paragraph 15 until October 31, 2001. Also, the duration of your non-competition obligations referred to in paragraph 12 will be extended from 63 weeks to 70 weeks. All other terms and conditions of the agreement will remain in effect. If you agree, please sign a copy of this letter and return it to me.


                                        Yours very truly,


                                        /s/ JAY KENDRY
                                        --------------------------------
                                        Jay Kendry
                                        VP & CLO


I have read and agree to the terms
set forth in this letter.


/s/ JOHN A. RYAN
--------------------------
John A. Ryan